SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 7, 2005

NEWKIRK REALTY TRUST, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

(Commission File Number)	(I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts	02114
(Address of Principal Executive Offices)	(Zip Code)

(617) 570-4680
(Registrant’s Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

                In connection with the consummation of the initial public offering by Newkirk Realty Trust, Inc. (the “Company”) of 15,000,000 shares of the Company’s common stock, par value $.01, in addition to the transactions described in Items 2.01 and 3.02 below, the Company entered into the following material definitive agreements:

1.                                       Advisory Agreement among the Company, The Newkirk Master Limited Partnership (“Newkirk MLP”) and NKT Advisors, LLC (“NKT”) pursuant to which NKT agreed to provide advisory services to Newkirk and Newkirk MLP.  The foregoing summary is qualified in its entirety by reference to the Advisory Agreement attached hereto as Exhibit 10.1.

2.                                       Registration Rights Agreements with each of First Union Real Estate Equity and Mortgage Investments (“First Union”), Vornado Realty Trust and Apollo Real Estate Investment Fund III, L.P. (“Apollo”) pursuant to which each of such parties has certain rights to cause the Company to file a registration statement with the Securities and Exchange Commission under which the shares of common stock held by them are to be registered for resale.  The foregoing summary is qualified in its entirety by reference to the Registration Rights Agreements attached hereto as Exhibits 10.4, 10.5 and 10.6.

3.                                       Exclusivity Services Agreement between the Company and Michael L. Ashner pursuant to which Michael Ashner agreed that if the Exclusivity Services Agreement that he entered into with First Union is terminated at a time when the assignment provided for pursuant to the Exclusivity Assignment Agreement (see Item 3.02 below) is still in effect, all net-lease business opportunities offered to or generated by Michael Ashner will be offered to the Company.

Item 2.01    Completion of Acquisition of Assets.

                In connection with the consummation of the Company’s initial public offering, the Company acquired a total of 19,435,000 units of limited partnership interest in Newkirk MLP, representing an approximately 30.1% interest, and the Company.  In addition, the Company was admitted as the general partner of Newkirk MLP.

The Company acquired 16,875,000 units of limited partnership interest in Newkirk MLP in exchange for a contribution of (i) $235.8 million to Newkirk MLP and (ii) certain exclusivity rights with respect to net-lease business opportunities offered to or generated by Michael Ashner, the Chairman and Chief Executive Officer of the Company, that the Company had acquired from First Union Real Estate Equity and Mortgage Investments (“First Union”).

In addition to the units issued directly by Newkirk MLP to the Company, the Company acquired directly 2,375,000 units of limited partnership from Apollo for an aggregate purchase price of $35.8 million and 125,000 units of limited partnership from WEM-Brynmawr Associates LLC for an aggregate purchase price of $1.9 million.  Both of Apollo and WEM-Brynmawr Associates are affiliated entities of the Company.  The foregoing summary is qualified in its entirety by reference to the Amended and Restated Agreement of Limited Partnership of Newkirk MLP

attached hereto as Exhibit 10.3 and the Unit Purchase Agreements attached hereto as Exhibits 10.7 and 10.8.

Item 3.02    Unregistered Sale of Equity Securities.

Simultaneously with the consummation of the Company’s initial public offering on November 7, 2005, the Company sold to First Union pursuant to a Securities Purchase Agreement 3,125,000 shares of its common stock for a purchase price of $16 per share or $50 million in the aggregate.  The Company paid a $2,834,375 placement fee in connection with the sale of these shares. In addition, the Company issued an additional 1,250,000 shares to First Union pursuant to an Acquisition Agreement (the “Exclusivity Assignment Agreement”) in consideration for the assignment by First Union of certain exclusivity rights with respect to net-lease business opportunities offered to or generated by Michael Ashner, the Chairman and Chief Executive Officer of the Company and First Union.

Both sales of shares were effected pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933.

The foregoing summary is qualified in its entirety by reference to the Securities Purchase Agreement and Acquisition Agreement attached hereto as Exhibits 10.9 and 10.2 respectively.

                Also in connection with the Company’s initial public offering, on November 7, 2005 the Company issued to NKT one share of its Special Voting Preferred Stock.  The Special Voting Preferred Stock entitles NKT to vote on all matters for which the Company’s common stockholders are entitled to vote.  The number of votes that NKT will be entitled to cast in respect of the special voting preferred stock will initially be 45,000,000 votes or approximately 69.9% of the 64,375,000 votes entitled to be cast.  The 45,000,000 votes represents the total number of units of limited partnership interest in the Newkirk MLP that were outstanding immediately following consummation of the Company’s initial public offering (excluding units held by the Company).  As units are redeemed at the option of a unitholder, the number of votes attaching to NKT’s special voting preferred stock will decrease by an equivalent amount.  The advisory agreement between Newkirk MLP, the Company and NKT provides that on all matters for which NKT is entitled to cast votes in respect of its special voting preferred stock, it will cast its votes in direct proportion to the votes that are cast by limited partners, other than the Company, on such matters, except that NKT (through its managing member) will be entitled to vote in its sole discretion to the extent that the voting rights of affiliates of Vornado Realty Trust are limited under certain circumstances.  The issuance of the Special Voting Preferred was effected pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933.

Item 3.03.    Material Modification to Rights of Security Holders.

                The Company’s charter generally does not permit ownership in excess of 9.8% of the common or capital stock without prior approval from the Company’s board of directors and acquisitions of the Company’s capital stock in excess of these limits are ineffective without prior approval from the Company’s board of directors. The Company has granted exemptions from this ownership limitation to (i) First Union, Vornado Realty Trust and Apollo to the extent they hold up to 17.5%, 22.5% and 36.3%, respectively, of the Company’s common stock (in either case, on a fully diluted basis assuming the redemption of all redeemable Newkirk MLP units in exchange for shares of common stock whether or not such units are then redeemable and, in the case of Vornado Realty Trust and its affiliates, excluding shares of common stock owned indirectly through their ownership of shares of First Union), (ii) Security Capital Preferred Growth Incorporated to the extent they hold up to 20% of the Company’s common stock (without giving effect to the any shares issued upon redemption of e Newkirk MLP units), and (iii) Kensington Investment Group, Inc. to the extent they hold up to 18.2% of the Company’s common stock.

Item 5.03    Amendment to Articles of Incorporation or Bylaws: Change to Fiscal Year

                Effective November 7, 2005, the Company amended and restated its Articles of Incorporation to incorporate all of the previous amendments to its Articles of Incorporation and to include the terms of the Special Voting Preferred Stock (see Item 3.02).

                Effective November 8, 2005, the Company amended and restated its By-laws to incorporate all of the previous amendments to its Bylaws.  No additional amendments were made.

Item 7.01    Regulation FD Disclosure

On November 7, 2005, the Company announced the transactions described in Items 1.01, 2.01 and 3.02 above.  A copy of this release is attached hereto as Exhibit 99.

Item 9.01.    Financial Statements and Exhibits

(c)	Exhibits

3.1	Amended and Restated Articles of Incorporation of the Company

3.2	Amended and Restated By-laws of the Company

10.1	Advisory Agreement, dated as of November 7, 2005, by and between the Company, The Newkirk Master Limited Partnership and NKT Advisors LLC

10.2

Acquisition Agreement, dated as of November 7, 2005, between the Company and First Union Real Estate Equity and Mortgage Investments (“First Union”) (incorporated by reference to Exhibit 10.4 to First Union’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 10, 2005)

10.3	Amended and Restated Agreement of Limited Partnership of The Newkirk Master Limited Partnership dated as of November 7, 2005

10.4	Registration Rights Agreement, dated as of November 7, 2005, between the Company and Vornado Realty Trust

10.5	Registration Rights Agreement dated as of November 7, 2005, between the Company and Apollo Real Estate Investment Fund III, L.P. (“Apollo”)
10.6	Registration Rights Agreement dated as of November 7, 2005, between the Company and First Union.

10.7	Unit Purchase Agreement between the Company and Apollo.

10.8	Unit Purchase Agreement between the Company and WEM-Brynmawr Associates LLC.

10.9

Securities Purchase Agreement between the Registrant and First Union (incorporated by reference to Exhibit 10.3 to First Union’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 10, 2005)

10.10	Exclusivity Services Agreement between the Company and Michael L. Ashner.

10.11	Lock-Up Agreement dated November 7, 2005 among First Union Real Estate Equity and Mortgage Investments, the Company and the Underwriters named therein.

99	Press Release dated November 7, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 11th day of November, 2005.

NEWKIRK REALTY TRUST, INC.

By:	/s/ Michael L. Ashner
Michael L. Ashner
Chief Executive Officer